UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2026

DEVVSTREAM CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 N St., Suite 4254 Sacramento, California	95816
(Address of principal executive offices)	(Zip Code)
(647) 689-6041
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	DEVS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 26, 2026,  DevvStream Corp., an Alberta corporation (the “Company”) entered into a binding term sheet (the “Term Sheet”) with XCF Global, Inc., a Delaware corporation (“XCF”), Southern Energy Renewables, Inc., a Louisiana corporation (“Southern”), and EEME Energy SPV I LLC (“EEME”), which sets forth the principal terms and conditions of a proposed business combination and related financing transactions (collectively, the “Proposed Transaction”). Pursuant to the Term Sheet, and subject to the finalization of mutually agreeable merger structure and definitive transaction documents and ultimately the satisfaction of certain closing conditions, it is expected that the Company and Southern will each merge with wholly-owned subsidiaries of XCF, with the Company and Southern surviving, and their respective stockholders receiving shares of XCF Class A common stock, par value $0.0001 per share (the “Common Stock”) of XCF, resulting in the Company and Southern becoming wholly-owned subsidiaries of XCF.

In connection with and to support the Proposed Transaction and subject to the terms and conditions set forth in the Term Sheet, XCF agreed to invest $10 million to convert and build out its New Rise Reno facility for sustainable aviation fuel (“SAF”) blending and related corporate purposes (the “Plant Conversion”), to be funded through the sale by XCF to EEME of Common Stock subject to a Share Cap and Funding Schedule (as each are further described in the Term Sheet).

The Term Sheet provides that the Board of Directors of XCF post-closing will be comprised of four members designated by XCF (including XCF’s Chief Executive Officer, Chris Cooper, as chair), two members designated by Southern, and one member designated by the Company.

The Term Sheet includes customary provisions regarding definitive agreements, including that the business combination agreement and related agreements will contain customary representations, warranties, covenants, indemnities, limitations on indemnity, termination provisions, and other terms typical for transactions of this nature.

The Term Sheet further provides for certain interim covenants and restrictions, including, but not limited to, that (so long as EEME continues funding under the schedule) neither the Company nor XCF will effect any reverse split without EEME’s prior written consent (except as contemplated on the date hereof), and neither the Company, XCF, nor Southern (or their affiliates) will sell shares to brokers for naked short coverage.

The Term Sheet is governed by Delaware law, contains customary confidentiality provisions, and will remain in effect until the earliest of: 180 days after its date, execution of definitive agreements, mutual written termination, termination by XCF for failure by EEME to timely fund per the schedule, termination by any party based on unsatisfactory due diligence, or termination by any party to fulfill fiduciary duties in respect of a superior offer.

There can be no assurance that any of the foregoing conditions will be satisfied or waived, that the definitive agreements necessary to consummate the Proposed Transaction will be entered into, or that the Proposed Transaction will be consummated on the terms described herein or at all. The closing the Proposed Transaction, including the satisfaction of the closing conditions, are subject to numerous factors, many of which are outside the control of XCF, including market conditions, regulatory approvals, the actions of third parties, the ability of the parties to negotiate and execute definitive agreements, and the achievement of specified operational and financial milestones, including certain conditions that depend on the business performance and operating results of XCF.  Although the Term Sheet provides that certain provisions are binding on the parties, it does not obligate the parties to consummate the Proposed Transaction, and the Term Sheet reflects preliminary, non-final terms that remain subject to further negotiation, modification, and approval by the applicable boards of directors and special committees and may be terminated in accordance with its terms, including in circumstances involving an alleged breach. Any such termination, or a failure by the parties to agree on definitive documentation, could result in disputes or litigation relating to the interpretation, enforceability, or performance of the binding provisions of the Term Sheet, which could be costly, time-consuming, divert management attention, and adversely affect the financial condition or liquidity of one or more of the parties, including their ability to pursue or defend such claims. Accordingly, investors should not place undue reliance on the consummation of the Proposed Transaction or on the achievement of any related milestones or financial thresholds. Moreover, even if the Proposed Transaction is consummated, the parties may never achieve the purpose of the Proposed Transaction and the market value the parties are aiming to achieve may never materialize.

The foregoing description of the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Sheet, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Additional Information and Where to Find It

In connection with the Proposed Transaction, among the Company, XCF, Southern, and EEME, the Company expects that XCF (the surviving company as a result of the Proposed Transaction) will prepare and file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain preliminary proxy statements of the Company and XCF that also constitutes a prospectus of XCF (the “Proxy Statements/Prospectus”), in connection with the Proposed Transaction. The definitive proxy statement is expected to be mailed to stockholders of the Company and XCF as of a record date to be established for voting on the Proposed Transaction and other matters as described in the Proxy Statement/Prospectus. The Company, XCF and Southern may also file other documents with the SEC regarding the Proposed Transaction. This communication is not a substitute for any proxy statement, registration statement or prospectus, or any other document that the Company, XCF and Southern (as applicable) may file with the SEC in connection with the Proposed Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENTS/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY THE COMPANY, XCF OR SOUTHERN WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The Company’s and XCF’s investors and security holders will be able to obtain free copies of the Proxy Statements/Prospectus (when they become available), as well as other filings containing important information about the Company, XCF, Southern, and other parties to the Proposed Transaction, without charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by (i) XCF will be available free of charge under the tab “Financials” on the “Investors” page of the XCF’s website at https://xcf.global/investor-relations/financials/sec-filings/ or by contacting the XCF’s Investor Relations Department at safx@xcf.global and (ii) the Company will be available free of charge under the tab “Financials” on the “Investor Relations” page of Company’s website at www.devvstream.com/investors/or by contacting the Company’s Investor Relations Department at ir@devvstream.com.

Participants in the Solicitation

The Company, XCF, Southern, EEME and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s and XCF’s stockholders in connection with the Proposed Transaction. A list of the names of such directors and executive officers of (i) XCF is contained in a Current Report on Form 8-K/A, filed with the SEC on October 21, 2025, and in other documents subsequently filed with the SEC and (ii) the Company is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on November 18, 2025, and in other documents subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that involve substantial risks and uncertainties including statements regarding the Term Sheet, the Proposed Transaction contemplated thereby, the anticipated structure, timing and conditions of the Proposed Transaction, the anticipated completion of the plant conversion specified in the Term Sheet for the Proposed Transaction, the achievement of specified financial and operational milestones (including annualized blended fuel product revenues in excess of $1.0 billion and minimum annualized EBITDA of $100 million), the anticipated issuance of state-supported bonds by Southern, the valuation  the parties are aiming to achieve following the consummation of the Proposed Transaction, and the expected benefits of the Proposed Transaction. All statements, other than statements of historical facts, are forward-looking statements, including statements regarding the expected timing, structure and terms of the Proposed Transaction; the ability of the parties to complete the Proposed Transaction considering the various closing conditions; the expected or targeted benefits of the Proposed Transaction; legal, economic, and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by words such as “aim,” “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” “objective,” “goal,” “designed,” or the negatives of these words or other similar expressions that concern the Company’s, XCF’s or Southern’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, expectations, and assumptions that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those expressed or implied by such forward-looking statements.

We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements.

Forward-looking statements are based on current expectations, estimates, assumptions and projections and involve known and unknown risks and uncertainties that may cause actual results, developments or outcomes to differ materially from those expressed or implied by such statements.  Important factors that could cause actual results, developments or outcomes to differ materially include, among others: (1) changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; (2) the risk that the plant conversion specified in the Term Sheet for the Proposed Transaction is delayed, not completed on the anticipated timeline, or requires additional capital beyond current expectations; (3) the risk that XCF is unable to achieve the specified annualized revenue and EBITDA thresholds contemplated by the Term Sheet, which depend in significant part on XCF’s business performance, operating results, market demand, execution capabilities, and other factors; (4) the risk that Southern does not receive authorization to issue up to $400 million of bonds, that such bonds are delayed, issued on less favorable terms, or not issued at all; (5) the risk that XCF is unable to obtain or maintain compliance with applicable Nasdaq continued listing standards, including regaining compliance with $1.00 minimum bid price requirement, which could result in delisting if compliance is not regained within applicable cure periods; (6) the risk that negotiations among the parties relating to the Term Sheet or any contemplated definitive agreements are delayed, modified, suspended or terminated, including as a result of alleged breaches or differing interpretations of the binding provisions of the Term Sheet; (7) the inability of the parties to agree on mutually acceptable definitive agreements or to satisfy or waive the closing conditions contemplated by the Term Sheet; (8) the occurrence of events, changes or other circumstances that could give rise to the termination of the Term Sheet or any related negotiations, or that could result in disputes or litigation relating to the interpretation, enforceability or performance of the binding provisions of the Term Sheet; (9) the outcome of any legal proceedings that may be instituted against the Company, XCF, Southern, EEME or their respective affiliates, which could be costly, time-consuming, divert management attention and adversely affect liquidity or financial condition; (10) uncertainty with respect to the scope, timing or completion of due diligence by any party and each party’s satisfaction therewith; (11) uncertainty regarding valuations, capital structure, financing arrangements, equity ownership, or the allocation of economic interests contemplated by the Term Sheet, including the risk that, in the event the Proposed Transaction closes, the parties may never achieve their aim of creating a $3.0 billion combined enterprise (as of the date hereof this statement only represents an objective that the parties intend to achieve on a future date and such objective has not in the past and may never in the future be achieved); (12) changes to the structure, timing or terms of any Proposed Transaction that may be required or deemed appropriate as a result of applicable laws, regulations, accounting considerations, stock exchange requirements or regulatory guidance; (13) the risk that required regulatory, governmental, stock exchange or stockholder approvals are not obtained, are delayed or are subject to conditions that could adversely affect the parties or the expected benefits of any contemplated transaction; (14) the risk that the announcement of the Term Sheet or the pursuit of the contemplated transactions disrupts current plans, operations or relationships of the Company, XCF or Southern; (15) the risk that anticipated benefits of any contemplated transaction are not realized due to competition, execution challenges, market conditions, or the inability to grow and manage operations profitably; (16) costs, expenses and management distraction associated with the Term Sheet, negotiations, potential litigation and any contemplated transactions; (17) changes in applicable laws, regulations or enforcement priorities, including extensive regulation and compliance obligations applicable to the parties’ businesses; and (18) other economic, business, competitive, operational or financial factors beyond management’s control, including those described under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s filings with the SEC, including the Company’s Form 10-K for the fiscal year ended July 31, 2025, filed with the SEC on November 6, 2025, and subsequent reports filed with SEC and Canadian securities regulatory authorities available on DevvStream’s website at www.devvstream.com/investors/ and DevvStream’s profile at www.sedarplus.ca

Although the Term Sheet provides that certain provisions are binding on the parties, it does not obligate the parties to consummate the Proposed Transaction. The consummation of the Proposed Transaction remains subject to the negotiation, execution and delivery of definitive agreements and the satisfaction or waiver of applicable closing conditions, and the Term Sheet may be terminated in accordance with its terms. There can be no assurance that any definitive agreements will be entered into or that the Proposed Transaction will be consummated on the terms described herein or at all. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are not guarantees of future performance or outcomes.

Any forward-looking statements speak only as of the date of this communication. Neither the Company, XCF, Southern or EEME undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Neither future distribution of this communication nor the continued availability of this communication in archive form on the Company’s website at www.devvstream.com/investors/ or XCF’s website at www.xcf.global/investor-relations should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Item 7.01	Regulation FD Disclosure.

On January 26, 2026, the Company, XCF and Southern issued a joint press release announcing the entry into the Term Sheet for the Proposed Transaction. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, and such information shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Transaction Term Sheet, dated as of January 26, 2026, by and among XCF Global Inc., Southern Energy Renewables Inc., DevvStream Corp., and EEME Energy SPV I LLC.
99.1	Press release, dated as of January 26, 2026.
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2026
DEVVSTREAM CORP.

	By:	/s/ Sunny Trinh
	Name:	Sunny Trinh
	Title:	Chief Executive Officer